EXHIBIT 10.(mm)

                                                                  EXECUTION COPY



                            FORBEARANCE AGREEMENT AND
                      EIGHTH AMENDMENT TO CREDIT AGREEMENT


         THIS FORBEARANCE AGREEMENT AND EIGHTH AMENDMENT TO CREDIT AGREEMENT (this "Agreement"), dated as of November 12, 1999, is by and among STARMET CORPORATION, a Massachusetts corporation (f/k/a Nuclear Metals, Inc.) ("StarMet"), STARMET POWDERS, LLC, a Delaware limited liability corporation
("Powders"), STARMET AEROCAST, LLC, a Delaware limited liability corporation ("AeroCast"), STARMET COMMERCIAL CASTINGS, LLC, a Delaware limited liability corporation ("ComCast"), STARMET NMI CORPORATION, a Massachusetts corporation ("NMI"), STARMET CMI CORPORATION, a Delaware corporation (f/k/a Carolina Metals, Inc.) ("CMI"), STARMET HOLDINGS CORPORATION, a Massachusetts corporation ("Holdings"), NMI FOREIGN SALES CORPORATION, a U.S. Virgin Islands corporation ("FSC", and together with StarMet, Powders, AeroCast, ComCast, NMI, CMI and Holdings, the "Borrowers") and CITIZENS BANK OF MASSACHUSETTS, an FDIC insured bank and successor in interest to State Street Bank and Trust Company under the Credit Agreement referred to below (the "Bank").

                             Preliminary Statements

         A. The Bank, as successor in interest to State Street Bank and Trust Company ("State Street"), and the Borrowers are parties to an Amended and Restated Credit Agreement dated as of October 1, 1997 (such Credit Agreement as amended prior to the date hereof by a First Amendment to Credit Agreement dated as of December 19, 1997, a Second Amendment to Credit Agreement dated as of December 29, 1997, a Third Amendment to Credit Agreement dated as of July 2, 1998, a Fourth Amendment to Credit Agreement dated as of August 7, 1998, a Fifth Amendment to Credit Agreement dated as of September 30, 1998, a Forbearance Agreement and Sixth Amendment to Credit Agreement dated as of February 24, 1999 (the "Sixth Amendment"), a Forbearance Agreement and Seventh Amendment to Credit Agreement dated as of August 23, 1999 (the "Seventh Amendment") and by a letter agreement dated November 10, 1998 among State Street and the Borrowers (the "Letter Agreement"), as further amended by this Agreement and as further amended from time to time, the "Credit Agreement"; capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement) pursuant to which the Bank agreed to make certain revolving credit loans to Borrowers on the terms and conditions set forth therein. Borrowers' obligations under the Credit Agreement are evidenced by an Amended and Restated Revolving Credit Note dated August 7, 1998 (as amended and/or restated by and through the date of this Agreement, and as hereafter amended and/or restated from time to time, the "Revolving Credit Note" and together with the Credit Agreement, the "Credit Documents") executed and delivered by the Borrowers to the Bank. The Borrowers' obligations to the Bank under the Credit Documents are referred to herein as the "Revolving Credit Loans". Borrowers are also parties to certain security documents, instruments and agreements executed by Borrowers in connection with the Credit Documents (as amended by and through the date of this Agreement and as amended from time to time hereafter, the "Borrower Security Documents"; the Credit Agreement, the Revolving Credit Note, the Borrower Security Documents, this Agreement, and any agreement or instrument executed in connection therewith or herewith, as the same have been amended or may be amended from time to time hereafter, are collectively referred to herein as the "Borrower Loan Documents")

         B. Borrowers have defaulted on their obligations to the Bank under the Credit Documents because the "Aggregate Bank Liabilities" (as defined in the Letter Agreement) exceed the "Maximum Credit" (as defined in the Letter Agreement") and the Borrowers have failed to pay such excess to the Bank, which failure constitutes an Event of Default. State Street issued a notice of the aforesaid Event of Default to the Borrowers by letter dated November 20, 1998 and reserved the full extent of its rights in respect of such Event of Default.

         C. Following the occurrence of the aforesaid Event of Default, the Borrowers and State Street entered into the Sixth Amendment pursuant to which State Street agreed, subject to the terms and conditions set forth therein, to
(i) forbear until May 28, 1999 from exercising its rights and remedies under the Borrower Loan Documents and applicable law with respect to the existing Event of Default and (ii) continue to provide financing to the Borrowers until May 28, 1999 on the terms set forth in the Credit Agreement, as in effect at the time.

         D. After the date of the Sixth Amendment, additional Events of Default occurred as a result of defaults occurring under Sections 4.20. 4.21, 4.22, 4.31, 4.32, and 4.33 of the Credit Agreement and the Maturity Date passed.

         E. Following the occurrence of the aforesaid Events of Default, the Borrowers and State Street entered into the Seventh Amendment pursuant to which State Street agreed, subject to the terms and conditions set forth therein, to
(i) forbear until February 15, 2000 (subject to extension as provided in the Seventh Amendment) from exercising its rights and remedies under the Borrower Loan Documents and applicable law with respect to the existing Events of Default and (ii) continue to provide financing to the Borrowers until February 15, 2000 (subject to extension as provided in the Seventh Amendment) on the terms set forth in the Credit Agreement, as in effect at the time.

         F. The Borrowers have requested that the Bank (i) forbear until August 15, 2000 from exercising its rights and remedies under the Borrower Loan Documents and applicable law with respect to the existing Events of Default and
(ii) continue to provide financing to the Borrowers on the terms set forth in the Credit Agreement, as in effect at the time.


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

         G. The Bank is willing, subject to the terms and conditions set forth herein, to forbear and continue to provide financing to the Borrowers, but only as and to the extent provided herein.

         NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the Borrowers, and subject to the terms and conditions of this Agreement, the parties agree as follows:

         ss.1. CONFIRMATION OF INDEBTEDNESS. As of November 12, 1999 the respective amounts of outstanding principal of and accrued but unpaid interest on the Revolving Credit Note and the aggregate face amount of all outstanding L/C's are as follows:

         Revolving Credit Note:
         ---------------------

                  Principal:                                  $5,499,168.00
                  Interest:                                   $    4,009.81
                                                              -------------
                                   TOTAL:                     $5,503,277.81
                                                              =============

         Face Amount of L/C's                                 $3,550,000.00
         --------------------

The Revolving Credit Note shall continue to accrue interest in accordance with the terms of the Borrower Loan Documents, as amended hereby.

         The Borrowers are indebted to the Bank for unreimbursed legal fees and related expenses incurred by the Bank. By the execution of this Agreement by the Borrowers, the total amount of Borrowers' indebtedness and obligations to the Bank evidenced by and/or related to the Borrower Loan Documents, including without limitation principal and interest on the Revolving Credit Note, and fees and expenses of the Bank's counsel and their consultants, is jointly and severally ratified, confirmed and approved by the Borrowers in all respects (the indebtedness and obligations referred to in this ss.1, in each case whether now existing or hereafter arising, are hereinafter referred to collectively as the "Borrower Obligations"). Borrowers acknowledge and agree that (a) the Borrower Obligations are valid and binding obligations of each Borrower, enforceable in accordance with the Borrower Loan Documents, as amended hereby, and (b) the Bank is presently entitled to demand, and each Borrower is presently obligated (upon demand by the Bank) to pay in full, all of the Borrower Obligations, without any further demand, notice or claim subject only to the agreement of the Bank to forbear on the terms set forth in this Agreement. Without limiting the foregoing, each Borrower acknowledges and agrees that the Bank has no forbearance obligation whatsoever except as expressly provided in this Agreement.

         ss.2. RATIFICATION AND CONFIRMATION OF BORROWER SECURITY DOCUMENTS, COLLATERAL SECURITY AND EXISTING AGREEMENTS. Each


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

Borrower, by the execution of this Agreement, ratifies, confirms and approves in all respects each of the Borrower Security Documents, and acknowledges, confirms and agrees that all of the Borrower Obligations are and shall be hereafter secured by and entitled to the benefits of each of the Borrower Security Documents and that the liens granted to the Bank thereunder remain valid, perfected and enforceable against such Borrower, and shall extend to all properties and assets of each Borrower, whether real, personal or mixed, tangible or intangible, and now owned or hereafter acquired or arising (collectively, the "Collateral"), including, without limitation, all outstanding shares of capital stock or other equity interests of any Borrower (other than StarMet) or any Subsidiary of any Borrower and all rights to acquire the same, and such liens shall secure all Borrower Obligations now existing or hereafter arising. Each Borrower acknowledges and agrees that for all purposes, as the context permits or requires in each Borrower Security Document, all Borrower Obligations (as defined in ss.1 above) do and shall at all times hereafter constitute "Obligations" and "Secured Obligations" for all purposes of the Borrower Security Documents.

          Each Borrower acknowledges, confirms and agrees that, except as shown on Exhibit 4.14 of the Credit Agreement and except with respect to certain specific equipment on which vendors have existing perfected purchase money liens, as previously consented to by the Bank, the Bank has and shall retain a first priority perfected security interest in and lien on all Collateral. Each Borrower also acknowledges, confirms and agrees that they have pledged all loans and notes receivable owned by such Borrower to the Bank. Each Borrower confirms its agreement in the Borrower Loan Documents to take, or cause to be taken, all actions requested by the Bank in order to create, maintain, renew and/or perfect the Bank's security interests in the Collateral.

         Without limiting the generality of this ss.2, each Borrower ratifies, confirms and approves the Amended and Restated Joint Security Agreement in favor of the Bank dated as of October 1, 1997 (as amended by and through the date of this Agreement and as amended from time to time hereafter, the "Security Agreement") and each Borrower further ratifies, confirms and approves the Pledge and Security Agreement in favor of the Bank dated as of February 24, 1999 (as amended by and through the date of this Agreement and as amended from time to time hereafter, the "Pledge Agreement") . Each Borrower acknowledges and confirms that it intended, upon executing the Security Agreement in favor of the Bank, that such Security Agreement secure any and all indebtedness and other obligations of the Borrowers to the Bank, whether then existing or thereafter arising. Each Borrower further acknowledges and confirms that it intended, upon executing the Pledge Agreement in favor of the Bank, that such Pledge Agreement secure any and all indebtedness and other obligations of the Borrowers to the Bank, whether then existing or thereafter arising.

         Without limiting any other provision of this Agreement, the Borrowers acknowledge and agree for the benefit of the Bank that the Bank is entering into this Agreement in reliance on the agreements set forth in the foregoing provisions of this ss.2 and on the understanding that any Revolving Credit Loans and other financing made available to Borrowers by the Bank after the


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



date of this Agreement are secured by and entitled to the benefits of each of the Borrower Security Documents and the Collateral described therein. In addition, each Borrower hereby incorporates by reference and restates in full the grant of a security interest in the Collateral contained in Section 1 of the Security Agreement and contained in Section 1 of the Pledge Agreement, and confirms that the Obligations, as defined in Section 2 of the Security Agreement, includes all of the Borrower Obligations and every other sum owed the Bank by any Borrower, and that the Secured Obligations, as defined in Section 2 of the Pledge Agreement, includes all of the Borrower Obligations and every other sum owed the Bank by any Borrower.

         ss.3. NO PRESENT CLAIMS; ETC. Each of the Borrowers acknowledges and agrees with the Bank that: (a) it has no claim or cause of action against the Bank (or any of its directors, officers, employees, consultants, agents, affiliates or attorneys or any of the consultants to any of its attorneys); (b) it has no offset right, counterclaim or defense of any kind against any of the Borrower Obligations or any other obligation or indebtedness of any Borrower to the Bank; and (c) the Bank has heretofore properly performed and satisfied in a timely manner all of its obligations to each Borrower. The Bank wishes (and each of the Borrowers agrees) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Bank's rights, interests, security and/or remedies. For and in consideration of the agreements contained in this Agreement and other good and valuable consideration, the Borrowers (collectively, the "Releasors") unconditionally and irrevocably release, waive and forever discharge the Bank, together with its successors, assigns, subsidiaries, directors, officers, employees, consultants, affiliates, agents and attorneys and consultants to its attorneys (collectively, the "Released Parties"), from: (x) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Released Parties to the Releasors or any of them, and (y) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), which the Releasors or any of them might otherwise have against the Released Parties or any of them, in either case (x) or (y) on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind (aa) which existed, arose or occurred at any time from the beginning of the world to the execution of this Agreement or (bb) which could hereafter arise as a result of the execution of (or the observance of the terms of) this Agreement or any of the other Borrower Loan Documents.

       ss.4.  AMENDMENTS TO CREDIT AGREEMENT.

         Preliminary Statement. Pursuant to the Seventh Amendment, the Bank's commitment to provide Revolving Credit Loans to Borrowers will expire on February 15, 2000, unless earlier terminated and subject to extension, all as provided in the Seventh Amendment. Nonetheless, Borrowers have requested that the Bank agree to further extend, on the terms and conditions set forth herein, the Bank's commitment to provide Revolving Credit Loans to Borrowers and to amend certain other provisions of the Credit Agreement, and the Bank is willing to agree to such extension and amendments, all on the terms and conditions set forth herein. In order to give effect to the foregoing, Borrowers and the Bank hereby agree to amend the Credit Agreement as follows:

         4.1. Section 1.02(a). Section 1.02(a) of the Credit Agreement is hereby amended by deleting such Section 1.02(a) in its entirety and substituting therefor the following:

                  "(a)  Amount.  Provided  no Event of  Default  (as  defined in
         Article V) or event which with the passage of time or notice, or both, would become an Event of Default has occurred and is continuing, each Borrower may from time to time from the date hereof up to August 15, 2000 (such date, subject to extension as provided in clauses (j) through (n) below, the "Maturity Date") borrow and reborrow from the Bank and the Bank shall advance funds under the Revolving Credit to such Borrower (an "Advance" or the "Advances"); provided that the aggregate of all Advances outstanding at any time plus the maximum aggregate liability of the Borrowers under any outstanding letters of credit issued prior to the date hereof or pursuant to this Credit Agreement (minus the aggregate amount of any Cash Collateral Proceeds) shall not exceed an amount (the "Maximum Credit") equal to $10,350,000 up to the Maturity Date, provided, further, that the Maximum Credit:

                   (i) shall be reduced (x) on the twentieth day of each calendar month (other than any month which commences after the US Army Payment Commencement Date), commencing September 20, 1999, by the greater of (A) $50,000 or (B) the sum of (I) 25% of Available Free Cash for the immediately preceding fiscal month up to $400,000 of Available Free Cash, and (II) 50% of the amount by which Available Free Cash for the immediately preceding fiscal month exceeds $400,000, and (y) on the twentieth day of each calendar month which commences after the US Army Payment Commencement Date, by the greater of (A) $100,000 or (B) the sum of (I) 25% of Available Free Cash for the immediately preceding fiscal month up to $400,000 of Available Free Cash, (II) 50% of the amount by which Available Free Cash for the immediately preceding fiscal month exceeds $400,000, and (III) 75% of the US Army Payments during the immediately preceding fiscal month; and

                  (ii) shall be further reduced from time to time as provided in
         Section 1.02(b).

         For purposes of this Agreement:

         "Available Free Cash" for any period shall mean the aggregate amount collected by the Borrowers and their Subsidiaries during such period in respect of accounts receivables (excluding any US Army Payments) minus the aggregate payroll expenditures and Current Accounts Payable paid by the Borrowers and their Subsidiaries during such period, all consolidated and determined in accordance with GAAP.

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

         "Current Accounts Payable" shall mean accounts payable for goods and services which remain unpaid not more than 180 days after the date of invoice.

         "US Army Payment Commencement Date" shall mean the last day of the first full calendar month commencing after the date, if any, on which any of the Borrowers first receives payments under the facilities contract between one or more of the Borrowers and the United States Army (the "Facilities Contract") in respect of either (x) "rent" on all or a portion of the Borrowers' facilities located in Concord, Massachusetts or (y) decontamination and decommissioning costs thereof.

         "US Army Payments" for any period shall mean the aggregate rental payments made to the Borrowers under the Facilities Contract during such period plus any net operating income of or other payments to the Borrowers under the Facilities Contract in respect of decontamination and decommissioning during such period."

         4.2. Section 1.02(b). Section 1.02(b) of the Credit Agreement is hereby amended by deleting the last sentence thereof and inserting the following in its place:

                  "The Borrowers shall apply all proceeds (net of reasonable closing costs approved in advance in writing by the Bank) of sales or other dispositions of any of their respective properties or assets (other than sales of inventory in the ordinary course, but including proceeds of any license agreement and including bulk sales) (all such proceeds being referred to as the "Asset Sale Proceeds") to pay outstanding Advances, and the Maximum Credit shall be deemed automatically reduced by the amount of any Asset Sale Proceeds (excluding any Asset Sale Proceeds applied at the request of the Bank pursuant to the following two proviso clauses) on the date such proceeds are received by the Borrowers, provided that, if so requested by the Bank, all or a portion of Asset Sale Proceeds shall instead be used to cash collateralize the Borrowers' maximum liability in respect of such outstanding L/C's as the Bank may designate at the time of receipt of such Asset Sale Proceeds (the amount of any such proceeds serving at any time as such cash collateral being referred to as the "Cash Collateral Proceeds"), and, provided, further, that, if so requested by the Bank, all or a portion of Asset Sale Proceeds shall instead be used to satisfy the Financial Assurance requirements of the Massachusetts Department of Environmental Protection and the South Carolina Department of Health and Environmental Control, such that the L/C's issued to the respective governmental agencies by the Bank may be canceled."

         4.3. Section 1.02(c). Section 1.02(c) of the Credit Agreement is hereby amended by deleting such Section 1.02(c) in its entirety and inserting the following in its place:

                  "(c) The Revolving Credit Note. Amounts owed to the Bank with respect to Advances made by the Bank shall be evidenced by Bank's books and records and may, at

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

         the request of the Bank, be further evidenced by one or more revolving credit notes (collectively, the "Revolving Credit Notes"). As of November 12, 1999, the Advances are evidenced by an Amended and Restated Revolving Credit Note dated November 12, 1999 in the principal amount of $10,350,000, which replaces and supersedes all prior revolving credit notes issued under this Credit Agreement. Any repayments of principal shall be applied to the Revolving Credit Note in such order as the Bank in its discretion shall determine. The unpaid principal balance of the Revolving Credit Note may be voluntarily prepaid in whole or in part during the continuation of the Revolving Credit Note without premium or penalty; provided that if the Revolving Credit is to be terminated by the Borrowers, thirty (30) days prior notice shall be given to the Bank. Upon termination, the Borrowers shall satisfy the provisions of Section 6.01 of this Agreement. The Revolving Credit Note is subject to mandatory repayments as provided in section 1.02(b)."

         4.4. Sections 1.02(j) through (n). Section 1.02 of the Credit Agreement is hereby amended by deleting clauses 1.02(j) through (n) and inserting the following new clauses 1.02(j) through (n) in their place:

                  "(j) First Extension Option. The Borrowers shall have the option to extend the Maturity Date from August 15, 2000 until December 13, 2000 (the "First Extension Option") if both (x) the First Extension Option Condition is satisfied and (y) no Event of Default has occurred since the date of the Forbearance Agreement and Eighth Amendment to Credit Agreement dated as of November 12, 1999 among the Borrowers and the Bank (the "Eighth Amendment") nor has there occurred since such date any event which with notice or lapse of time or both would constitute an Event of Default. In order to exercise the First Extension Option, the Borrowers shall deliver to the Bank a written notice not later than August 15, 2000, which notice shall be accompanied by a schedule demonstrating, to the satisfaction of the Bank, that the First Extension Option Condition was satisfied and certifying that no Event of Default has occurred since the date of the Eighth Amendment and that no other event has occurred since such date which with notice or lapse of time of both would constitute an Event of Default.

                  The First Extension Option Condition will be satisfied if (a) the gross sales of the Borrowers for the fiscal quarter ending July 2, 2000 exceed (on an annualized basis) by at least $5,000,000 the gross sales of the Borrowers for the preceding fiscal quarter (on an annualized basis) all determined in accordance with generally accepted accounting principles consistently applied ("GAAP"), and (b) the Annualized Operating Cash Flow for the fiscal quarter ending July 2, 2000 exceeds the Annualized Operating Cash Flow for the preceding fiscal quarter by at least $1,500,000.

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

                  "Annualized Operating Cash Flow" of the Borrowers for any fiscal quarter or other three month period shall mean (a) the Operating Cash Flow of the Borrowers for such fiscal quarter or other three month period, multiplied by (b) four.

                  "Operating Cash Flow" of the Borrowers for any fiscal quarter or other three month period shall mean the "operating income provided by operating activities" of the Borrowers for such fiscal quarter or other three month period as shown on the financial statements for the Borrowers for such period, all determined in accordance with GAAP, but excluding all extraordinary, unusual, or non-recurring gains or losses.

                  (k) Further Extension Option. If, but only if, the First Extension Option is exercised, the Borrowers shall have the further option to extend the Maturity Date from December 13, 2000 until June 10, 2001 (the "Further Extension Option") if both (x) the Further Extension Option Condition is satisfied and (y) no Event of Default has occurred since the date of the Eighth Amendment nor has there occurred since such date any event which with notice or lapse of time of both would constitute an Event of Default. In order to exercise the Further Extension Option, the Borrowers shall deliver to the Bank a written notice not later than December 13, 2000, which notice shall be accompanied by a schedule demonstrating, to the satisfaction of the Bank, that the Further Extension Option Condition was satisfied and certifying that no Event of Default has occurred since the date of the Eighth Amendment and that no other event has occurred since such date which with notice or lapse of time of both would constitute an Event of Default.

                  The Further  Extension  Option  Condition will be satisfied if
         (a) the gross sales of the Borrowers for the three fiscal month period ending September 30, 2000 exceed (on an annualized basis) by at least $5,000,000 the gross sales of the Borrowers for the preceding fiscal quarter (on an annualized basis) (determined in accordance with GAAP), and (b) the Annualized Operating Cash Flow for the three fiscal month period ending September 30, 2000 exceeds the Annualized Operating Cash Flow for the preceding fiscal quarter by at least $1,500,000.

                  (l) First Alternate Extension Option. If the First Extension Option is not exercised, the Borrowers shall nonetheless have the option to extend the Maturity Date from August 15, 2000 until November 13, 2000 (the "First Alternate Extension Option") if as of August 15, 2000 both (x) the First Alternate Extension Option Condition is satisfied and (y) no Event of Default has occurred since the date of the Eighth Amendment nor has there occurred since such date any event which with notice or lapse of time of both would constitute an Event of Default. In order to exercise the First Alternate Extension Option, the Borrowers shall deliver to the Bank a written notice not earlier than January 1, 2000 and not later than August 15, 2000, which notice (A) shall be accompanied by a copy of the First Alternate Extension Option Letter of Intent (as defined below) and (B) shall include a certification that no Event of Default has occurred since the date of the Eighth Amendment and that no other even has occurred since such date which with notice or lapse of time of both would constitute an Event of Default.

                  The  First  Alternate   Extension  Option  Condition  will  be
         satisfied if, as of August 15, 2000, one or more of the Borrowers has entered into an unlapsed, fully effective letter of intent with a qualified bona fide independent third party to enter into a transaction with one or more Borrowers, including without limitation a purchase of assets, which will result at closing of such transaction in net proceeds sufficient to, and then available for, the repayment in full of all indebtedness and other obligations owed by the Borrowers to the Bank, including either, at the Bank's election, the cancellation of all outstanding L/C's or the cash collateralization of the maximum liability of the Borrowers in respect of all outstanding L/C's (the
         "First Alternate Extension Option Letter of Intent"). The First Alternate Extension Option Letter of Intent must provide for a closing date no later than February 1, 2001 and shall only be subject to conditions or contingencies customary in such transactions, and any financing condition or contingency in such letter of intent must be satisfactory to the Bank. In the event a definitive binding agreement is entered into between the Borrowers and the other party to such letter of intent before the then scheduled Maturity Date, the Borrowers shall have the option to further extend the Maturity Date to the earlier of February 11, 2001 and the closing under such definitive binding agreement by delivering to the Bank a written notice not later than November 13, 2000, which notice (A) shall be accompanied by a copy of such definitive binding agreement and (B) shall include a certification that no Event of Default has occurred since the date of the Eighth Amendment and that no other event has occurred since such date which with notice or lapse of time of both would constitute an Event of Default. Upon closing under such definitive binding agreement, the Maturity Date shall be deemed to have occurred and all net proceeds shall be applied directly to repay in full all indebtedness and other obligations owed by the Borrowers to the Bank, including either, at the Bank's election, to cancel all outstanding L/C's or to cash collateralize the maximum liability of the Borrowers in respect of all outstanding L/C's.

                  (m) Second Alternate Extension Option. If neither the First Extension Option nor the First Alternate Extension Option is exercised, the Borrowers shall nonetheless have the option to extend the Maturity Date from August 15, 2000 until November 13, 2000 (the "Second Alternate Extension Option") if as of August 15, 2000 both (x) the Second Alternate Extension Option Condition is satisfied and (y) no Event of Default has occurred since the date of the Eighth Amendment nor has there occurred since such date any event which with notice or lapse of time of both would constitute an Event of Default. In order to exercise the Second Alternate Extension Option, the Borrowers shall deliver to the Bank a written notice not earlier than January 1, 2000 and not later than August 15, 2000, which notice (A) shall be accompanied by a copy of the Second Alternate Extension Option Letter of Intent (as defined below) and (B) shall include a certification that no Event of Default has occurred since the date of the Eighth

         Amendment and that no other even has occurred since such date which with notice or lapse of time of both would constitute an Event of Default.

                  The Second Alternate Extension Option Condition will be satisfied if, as of August 15, 2000, one or more of the Borrowers has entered into an unlapsed, fully effective letter of intent with a qualified bona fide independent third party to enter into a transaction with one or more Borrowers, including without limitation a purchase of assets, which will result at closing of such transaction in net proceeds sufficient to, and then available for, the repayment of not less than $5,000,000 of indebtedness and other obligations owed by the Borrowers to the Bank (including by either, at the Bank's election, the cancellation of outstanding L/C's or the cash collateralization of the maximum liability of the Borrowers in respect of outstanding L/C's) (the "Second Alternate Extension Option Letter of Intent"). The Second Alternate Extension Option Letter of Intent must provide for a closing date no later than February 1, 2001 and shall only be subject to conditions or contingencies customary in such transactions, and any financing condition or contingency in such letter of intent must be satisfactory to the Bank. In the event a definitive binding agreement is entered into between the Borrowers and the other party to such letter of intent before the then scheduled Maturity Date, the Borrowers shall have the option to further extend the Maturity Date to February 11, 2001 by delivering to the Bank a written notice not later than November 13, 2000, which notice (A) shall be accompanied by a copy of such definitive binding agreement and (B) shall include a certification that no Event of Default has occurred since the date of the Eighth Amendment and that no other event has occurred since such date which with notice or lapse of time of both would constitute an Event of Default. Upon closing under such definitive binding agreement, all net proceeds, which must not be less than $5,000,000, shall be applied directly to repay the indebtedness and other obligations owed by the Borrowers to the Bank and either, at the Bank's election, to cancel all outstanding L/C's or to cash collateralize the maximum liability of the Borrowers in respect of all outstanding L/C's. If such closing is consummated and such indebtedness and obligations are so repaid, the Maturity Date will be extended until June 10, 2001.

                  (n) Third Alternate Extension Option If the Second Alternate Extension Option is exercised, but a definitive binding agreement is not entered into with respect to the Second Alternate Extension Option Letter of Intent before the then scheduled Maturity Date, the Borrowers shall nonetheless have the option to extend the Maturity Date from November 13, 2000 until February 11, 2001 (the "Third Alternate Extension Option") if as of November 13, 2000 both (x) the Third Alternate Extension Option Condition is satisfied and (y) no Event of Default has occurred since the date of the Eighth Amendment nor has there occurred since such date any event which with notice or lapse of time of both would constitute an Event of Default. In order to exercise the Third Alternate Extension Option, the Borrowers shall deliver to the Bank a written notice not later than November 13, 2000, which notice (A) shall be accompanied by a copy of the Third Alternate Extension Option Letter of Intent (as defined below) and (B) shall include a certification that no Event of Default has occurred since the date of the Eighth Amendment and that no other even has occurred since such date which with notice or lapse of time of both would constitute an Event of Default.

                  The Third Alternate Extension Option Condition will be satisfied if, as of November 13, 2000, one or more of the Borrowers has entered into an unlapsed, fully effective letter of intent with a qualified bona fide independent third party to enter into a transaction with one or more Borrowers, including without limitation a purchase of assets, which will result at closing of such transaction in net proceeds sufficient to, and then available for, the repayment in full of all indebtedness and other obligations owed by the Borrowers to the Bank, including either, at the Bank's election, the cancellation of all outstanding L/C's or the cash collateralization of the maximum liability of the Borrowers in respect of all outstanding L/C's (the
         "Third Alternate Extension Option Letter of Intent"). The Third Alternate Extension Option Letter of Intent must provide for a closing date no later than May 1, 2001 and shall only be subject to conditions or contingencies customary in such transactions, and any financing condition or contingency in such letter of intent must be satisfactory to the Bank. In the event a definitive binding agreement is entered into between the Borrowers and the other party to such letter of intent before the then scheduled Maturity Date, the Borrowers shall have the option to further extend the Maturity Date to the earlier of May 12, 2001 and the closing under such definitive binding agreement by delivering to the Bank a written notice not later than February 11, 2001, which notice (A) shall be accompanied by a copy of such definitive binding agreement and (B) shall include a certification that no Event of Default has occurred since the date of the Eighth Amendment and that no other event has occurred since such date which with notice or lapse of time of both would constitute an Event of Default. Upon closing under such definitive binding agreement, the Maturity Date shall be deemed to have occurred and all net proceeds shall be applied directly to repay in full all indebtedness and other obligations owed by the Borrowers to the Bank, including either, at the Bank's election, to cancel all outstanding L/C's or to cash collateralize the maximum liability of the Borrowers in respect of all outstanding L/C's."


         4.5 Section 1.04. Section 1.04 of the Credit Agreement is hereby amended by deleting the reference to "Seventh Amendment" appearing therein and inserting the following new definitions in appropriate alphabetical order:

         "Eighth Amendment                              Section 1.02(j)
         Facilities Contract                            Section 1.02(a)
         Seventh Amendment                              Section V(q)
         US Army Payment Commencement Date              Section 1.02(a)
         US Army Payments                               Section 1.02(a)"

         4.6 Section 1.05. Section 1.05 of the Credit Agreement is hereby amended by deleting clause (e) of such Section in its entirety and inserting in its place the following:

                  "(e) Amount. The aggregate amount of L/C's outstanding shall not exceed $3,550,000."

         4.7. Sections 4.21, 4.22 and 4.32. Article IV of the Credit Agreement is hereby amended by deleting Sections 4.21, 4.22 and 4.32 and inserting the following new Sections 4.21, 4.22 and 4.32 in their place:

                  "Section 4.21. Capital Expenditures. In any fiscal year, unless the Bank otherwise consents in writing, the Borrowers and their Subsidiaries on a consolidated basis shall not make or incur expenditures which are properly chargeable to capital account under GAAP (including leases which are capitalized) in an aggregate amount in excess of $500,000, provided that such dollar limit shall be increased by $300,000 (solely for capital expenditures relating to CMI and its assets) to $800,000 if the Borrowers have delivered to the Bank an unlapsed, fully effective letter of intent between CMI and a qualified bona fide independent third party to enter into a transaction with CMI for the purchase of the assets of CMI, which will result at closing of such transaction in net proceeds sufficient to, and then available for, the repayment in full of all indebtedness and other obligations owed by the Borrowers to the Bank, including either, at the Bank's election, the cancellation of all outstanding L/C's or the cash collateralization of the maximum liability of the Borrowers in respect of all outstanding L/C's, which letter of intent may only be subject to conditions or contingencies customary in such transactions, and any financing condition or contingency in such letter of intent must be satisfactory to the Bank, provided, further that such dollar amount shall be reduced by the amount of such $300,000 increase not theretofore utilized for capital expenditures relating to CMI and its assets if such letter of intent lapses or is terminated. Except as permitted in Section 1.02(i), none of the proceeds of any Advance may be used to fund any capital expenditures.

                  Section 4.22. Limit on Consulting Payments. Unless waived in writing in advance by the Bank with respect to specific proposed compensation, the Borrowers shall not permit the aggregate compensation paid or payable in cash by the Borrowers and their Subsidiaries to Affiliates of any of the Borrowers to exceed $18,750 per month to all such Affiliates, provided that the Borrowers may accrue, and not pay in cash, amounts in excess of $18,750 per month on the condition that such excess amounts are not due and are not paid until the Revolving Credit Loans and all other Borrower Obligations have been paid in full and the commitment to make Advances has terminated.

                  Section 4.32. Engagement of Consultant. If an Event of Default occurs after the date of the Eighth Amendment, the Borrowers will, within five days after the occurrence of such Event of Default, engage a firm selected by the Borrowers and acceptable to the Bank, as turnaround consultant and financial manager for the Borrowers."

         4.8. Section 4.08. Section 4.08 of Article IV of the Credit Agreement is hereby amended by deleting clause (j) thereof in is entirety.

         4.9. Section 4.24. Section 4.24 of Article IV of the Credit Agreement is hereby amended by deleting the reference to the "Seventh Amendment" appearing in the first sentence thereof and inserting a reference to the "Eighth Amendment" in its place.

         4.10. Article V. Article V is hereby amended by deleting clause (q) thereof in its entirety and inserting the following in its place:

                  "(q) default by any Borrower of any material obligation, including any payment obligation, under the Sixth Amendment, the Forbearance Agreement and Seventh Amendment to Credit Agreement dated as of August 23, 1999 (the "Seventh Amendment") or the Eighth Amendment;"

Article V is hereby further amended by deleting clause (t) thereof in its entirety and inserting the following in its place:

                  "(t) the Maximum Credit shall equal or exceed $8,500,000 on or after May 15, 2000;"

         ss.5. FEES. Upon execution and delivery of the Seventh Amendment the Borrowers owed the Bank an extension fee of $50,000, which extension fee was fully earned as of such date, but payment of such extension fee has been deferred, with the consent of the Bank, at the option of the Borrowers through the date of this Agreement and may be further deferred at the option of the Borrowers until the earlier of (i) August 1, 2000 and (ii) immediately upon the occurrence of a Forbearance Event of Default, provided that payment of such extension fee shall be waived in the event the Maximum Credit shall have been reduced to less than $8,500,000 as of February 1, 2000 and no Forbearance Event of Default shall have occurred and be continuing as of February 1, 2000.

         ss.6. FORBEARANCE, ETC. Subject to the Borrowers' compliance with the terms and conditions of this Agreement and provided that no Forbearance Event of Default shall have occurred, the Bank shall forbear from enforcing any of its rights under the Borrower Loan Documents or under applicable law until the Maturity Date (the period from the date of this Agreement to and including the Maturity Date being referred to herein as the "Forbearance Period"), and temporarily waives its rights to impose the default rate of interest provided for in Section 1.02(d) of the Credit Agreement. The Borrowers acknowledge and agree that the provisions of this ss.6 relate solely to the Bank's agreement (subject to the terms and conditions hereof) to forbear from exercising its existing rights and remedies in respect of the existing Events of Defaults under the Borrower Loan Documents described in clauses B and D of the Preliminary Statements to this Agreement, and are not, and shall in no way be deemed or construed as, a waiver by the Bank of such existing Events of Default or any other Event of Default now existing or occurring subsequent to the date hereof. The Bank expressly reserves the full extent of its rights under the Borrower Loan Documents and applicable law in respect of any defaults or Events of Default existing on the date hereof and not described in clauses B or D of the Preliminary Statements to this Agreement.

         ss.7. TERMINATION. The Bank's obligation to forbear from exercising its rights under the Borrower Loan Documents and applicable law and to make Advances under the Credit Agreement shall automatically terminate, without the requirement of any notice or demand to any of the Borrowers, on the first to occur of (i) the Maturity Date or (ii) the occurrence of any Event of Default (other than the Events of Default described in clauses B or D of the Preliminary Statements to this Agreement) or of any event which with notice and/or the lapse of time would become an Event of Default or (iii) any act to challenge the Bank's rights or interests which could reasonably be expected to have a material adverse effect on the rights or remedies of the Bank under the Borrower Loan Documents or (iv) the occurrence of any event or circumstance which could reasonably be expected to have a material adverse effect on (x) the business, operations, properties, condition or assets of any Borrower, (y) the ability of any Borrower to perform its obligations under this Agreement or any other Borrower Loan Document or (z) the validity or enforceability of this Agreement or any other Borrower Loan Document or the rights and remedies of the Bank hereunder or thereunder (each of the events described in this ss.7 being referred to as a "Forbearance Event of Default".

         ss.8. REMEDIES. On and after the occurrence of any Forbearance Event of Default and in each case without any demand, presentment, notice and/or other action of any nature by the Bank (all of which are hereby expressly waived by each Borrower), and without limiting any other remedy provided to the Bank under any other agreement, document or instrument or under applicable law, (a) the default rate provided for in the Credit Documents shall immediately be imposed with respect to the Revolving Credit Loans; (b) all Borrower Obligations shall be immediately due and payable and the Bank shall be immediately and permanently relieved of its obligations to make advances under the Credit Agreement and of its forbearance obligations set forth in this Agreement or otherwise; (c) the Bank may proceed to enforce its rights and remedies under and in respect of this Agreement and the other Borrower Loan Documents, which rights and remedies, subject only to the Bank's forbearance obligations under this Agreement, are expressly reserved; and (d) the Bank shall be free to avail itself of all other rights and remedies available under applicable law. The failure (or delay) of the Bank in exercising any remedy after any particular Forbearance Event of Default shall not constitute a waiver of such remedy or any other remedy in that or in any subsequent instance, or otherwise prejudice the rights of the Bank in any manner.

         ss.9. BANK CONSULTANT. The Borrowers reconfirm and agree that the Bank or, at the Bank's discretion, counsel to the Bank are entitled to and have engaged a consultant with respect to the Bank's loan arrangements with the Borrowers and that the Borrowers shall, on demand, pay the reasonable costs and expenses of such consultant and the Borrowers also shall permit such consultant access to the books, records, properties and assets of the Borrowers, to members of the management of each Borrower, to the outside auditors and accountants of the Borrowers and their work papers, and to legal counsel to the Borrowers, and the Borrowers hereby waive any privilege which would preclude or interfere with such access and hereby direct such accountants and legal counsel to provide such access, all during regular business hours.

         ss.10. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWERS. In order to induce the Bank to enter into this Agreement, the Borrowers jointly and severally represent, covenant and warrant to the Bank as follows:

         (a) Authority, Etc. The execution and delivery by the Borrowers of this Agreement and the performance of their respective obligations hereunder have been duly authorized by all necessary action and do not and will not (i) violate any provision of any law, rule, regulation, order, judgment, injunction, decree or determination applicable to any Borrower or their respective charters or other governing instruments or (ii) result in a breach of or constitute a default under any agreement, lease or instrument to which any of the Borrowers is a party or by which it or its properties may be bound or affected.

         (b) Binding Obligation. This Agreement and each other agreement executed by the Borrowers in connection herewith constitute legal, valid and binding obligations of the Borrowers.

         (c) Borrower Loan Documents. Except for the Events of Default described in clause B and clause D of the Preliminary Statements to this Agreement, each Borrower is in compliance in all material respects with the covenants contained in the Borrower Loan Documents and the representations and warranties in each of the Borrower Loan Documents (except those that expressly relate to an earlier date) are true and correct in all material respects on the date hereof.

         (d) No Approval. No authorization, consent, approval, license, exemption or filing or registration with, any court or governmental authorize, agency or instrumentality is or will be necessary to the valid execution, delivery or performance by the Borrowers of this Agreement or any documents executed pursuant hereto, except such filings as shall have been made prior to or concurrent with the execution of this Agreement in connection with the perfection of the Bank's liens in the Collateral.

         (e) Security Documents. Each Borrower Security Document, including without limitation the Security Agreement and the Pledge Agreement, is effective to grant to the Bank a legal, valid, enforceable and perfected security interest in all right, title and interest of each Borrower in the Collateral described therein; no further action or filing is required in order to perfect the Bank's security interests.

         (f) Preliminary Statement. The statements contained in the Preliminary Statements of this Agreement are true and correct.

         ss.11. NEGATIVE PLEDGE. The Borrowers hereby pledge, covenant and agree that they will not: (i) create, incur, assume or suffer to exist any mortgage, lien, security interest or other encumbrance on the real property and fixtures owned by one or more of the Borrowers located in Concord, Massachusetts or on the real property and fixtures owned by one or more of the Borrowers located in Barnwell, South Carolina (other than the existing liens on such Barnwell property securing the Barnwell Secured Debt (as defined below)); (ii) make a similar pledge, covenant or agreement to or with any party other than the Bank with respect to the matters covered by this ss.11; (iii) sell all or any part of its assets outside of the ordinary course of business other than to another of the Borrowers pursuant to Section 4.20 of the Credit Agreement or with the Bank's written consent, obtained at least twenty (20) days prior to such sale; or (iv) incur any debt or debts to any party other than the Bank which, in the aggregate or with respect to any individual creditor, is in excess of such debt or debts outstanding as of the date hereof. The Barnwell Secured Debt shall mean
(i) the loan from the Lower Savannah Regional Development Corporation in the aggregate principal amount of $469,306.76, and (ii) the loan from Regions Bank (f/k/a Palmetto Federal Savings Bank of South Carolina), November 29, 1995, in the aggregate principal amount of $613,910.55, and a lien on cash collateral in the amount of $73,024 (Carolina Metals as Obligor and the Borrowers as Guarantor).

         ss.12. CONDITIONS PRECEDENT. The willingness of the Bank to enter into this Agreement and the obligations of the Bank hereunder are subject to the satisfaction (or written waiver) of all of the following conditions precedent, time being of the essence hereof:

         (a) As of the time of the Bank's execution hereof, the Borrowers shall be in compliance with all of the terms, covenants and provisions contained herein and all representations and warranties contained herein shall be true in all material respects, and the Bank shall have received a certificate signed by an officer of each Borrower to the foregoing effect.

         (b) All corporate, limited liability, partnership and other legal proceedings and all instruments in connection herewith and therewith shall be satisfactory in form and substance to the Bank and its counsel and the Bank shall have received all information and all documents and certificates (corporate and other) which the Bank may reasonably have requested in connection herewith.

         (c) The Borrowers shall have delivered to the Bank copies of all documents relating to the Subordinated Debt, which must be satisfactory to the Bank.

         (d) The Borrowers shall have delivered to the Bank a list of all current or proposed payment schedules with each creditor of any of the Borrowers, including all professionals and vendors with which extended payment agreements have been reached.

         (e) The Borrowers shall have issued to the Bank new warrants in substitution for the two warrants, dated September 26, 1995 and December 29, 1997, respectively, issued to State Street and SSB Investments, Inc., and shall have reconfirmed the obligations of the Borrowers under the Warrant Agreements pursuant to which such warrants were issued.

         (f) The Borrowers and the Bank shall have executed an amendment to the Warrant Agreement dated as of December 29, 1997 deferring until December 1, 2000 the right to require repurchase of the warrant issued pursuant to such Warrant Agreement, provided that such repurchase right shall only be effective if the Borrowers have exercised either the First Extension Option, the First Alternate Extension Option, the Second Alternate Extension Option or the Third Alternate Extension Option.

         (g) The Borrowers shall have delivered to the Bank an Amended and Restated Revolving Credit Note of even date payable to the order of the Bank in the principal amount of $10,350,000.

         (h) The Bank shall have received a favorable opinion of counsel to the Borrowers, in form and substance satisfactory to the Bank.

         (i) No event or circumstance shall have occurred which could result in a Forbearance Event of Default.

         (j) No default shall have occurred under any other indebtedness of any of the Borrowers except as previously disclosed to the Bank in writing.

         (k) The Bank shall have received all such other agreements, information and certificates as the Bank shall have reasonably requested.

         ss.13. FURTHER ASSURANCES, ETC. The Borrowers jointly and severally agree to take any action and to execute and deliver any additional documents which the Bank may reasonably request in order to obtain and enjoy the full rights and benefits granted to the Bank by the Borrower Loan Documents, including this Agreement.

       ss.14.  WAIVERS BY BORROWERS; BANKRUPTCY MATTERS.

         (a) WAIVER OF JURY TRIAL, ETC. EACH BORROWER HEREBY WAIVES ANY RIGHTS THAT IT MAY HAVE TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIMS ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER BORROWER LOAN DOCUMENTS, ANY GUARANTY PROVIDED TO THE BANK IN CONNECTION THEREWITH AND ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. Except as prohibited by law which cannot be waived, each Borrower hereby waives any right that it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.

         (b) BANKRUPTCY MATTERS; HEARING. IN THE CASE OF ANY FORBEARANCE EVENT OF DEFAULT ARISING BY VIRTUE OF ANY BANKRUPTCY PROCEEDING INVOLVING ANY BORROWER, THE BORROWERS COVENANT AND AGREE THAT, UPON THE OCCURRENCE OF SUCH FORBEARANCE EVENT OF DEFAULT, (i) ANY OBLIGATION OF THE BANK TO PROVIDE FINANCING TO ANY OF THE BORROWERS SHALL AUTOMATICALLY TERMINATE AS PROVIDED HEREIN AND THE OTHER BORROWER LOAN DOCUMENTS, (ii) THE BANK SHALL CONTINUE TO HAVE THE RIGHT TO COLLECT ACCOUNTS RECEIVABLE IN THE ORDINARY COURSE AND APPLY THE PROCEEDS THEREOF TO INDEBTEDNESS OWED TO IT, (iii) THE BANK SHALL BE ENTITLED TO AN EMERGENCY HEARING (ON TWO (2) BUSINESS DAYS' NOTICE DELIVERED BY MESSENGER) ON ANY MOTION WHICH IT MAY FILE SEEKING A GENERAL LIFTING OF THE STAY TO ENFORCE RIGHTS WHICH IT HAS IN THE CIRCUMSTANCES AND TO FORECLOSE ALL ITS SECURITY INTERESTS, AND (IV) THE BORROWERS HEREBY WAIVE ANY AND ALL RIGHTS, UNDER 11 U.S.C. SECTION 1121 OR OTHERWISE, TO THE EXCLUSIVE RIGHT TO FILE OR SOLICIT ACCEPTANCES TO A PLAN OF REORGANIZATION AND EACH BORROWER ALSO HEREBY AGREES, AT THE REQUEST OF THE BANK, TO CONSENT TO ANY MOTION BY THE BANK SEEKING A TERMINATION OF ANY SUCH EXCLUSIVITY RIGHTS.

         (c) CONSENT TO RECEIVER. WITHOUT DEROGATING FROM ANY RIGHT, REMEDY OR OTHER PROVISION CONTAINED IN THIS AGREEMENT OR ANY OTHER BORROWER LOAN DOCUMENT, AT ANY TIME FROM AND AFTER THE OCCURRENCE OF A FORBEARANCE EVENT OF DEFAULT, THE BANK SHALL HAVE THE RIGHT TO APPLY FOR AND HAVE A RECEIVER APPOINTED BY A COURT OF COMPETENT JURISDICTION IN ANY ACTION TAKEN BY THE BANK TO ENFORCE THE RIGHTS AND REMEDIES OF THE BANK UNDER THIS AGREEMENT OR ANY OTHER BORROWER LOAN DOCUMENT IN ORDER TO MANAGE, PROTECT AND PRESERVE THE COLLATERAL AND CONTINUE THE OPERATION OF THE BUSINESS

OF ANY BORROWER, OR TO SELL OR DISPOSE OF THE COLLATERAL, AND TO COLLECT ALL REVENUES AND PROFITS THEREOF AND APPLY THE SAME TO THE PAYMENT OF ALL EXPENSES AND OTHER CHARGES OF SUCH RECEIVERSHIP, INCLUDING THE COMPENSATION OF THE RECEIVER, SAID EXPENSES AND CHARGES TO CONSTITUTE PART OF THE OBLIGATIONS, AND TO THE PAYMENT OF THE BORROWER OBLIGATIONS. TO THE EXTENT NOT PROHIBITED BY
APPLICABLE LAW, EACH BORROWER HEREBY IRREVOCABLY CONSENTS TO AND WAIVES ANY RIGHT TO OBJECT TO OR OTHERWISE CONTEST THE APPOINTMENT OF RECEIVER AS PROVIDED ABOVE. EACH BORROWER (I) GRANTS SUCH WAIVER AND CONSENT KNOWINGLY AFTER HAVING DISCUSSED THE IMPLICATIONS THEREOF WITH COUNSEL, (II) ACKNOWLEDGES THAT (A) THE UNCONTESTED RIGHT TO HAVE A RECEIVER APPOINTED FOR THE FOREGOING PURPOSES IS CONSIDERED ESSENTIAL BY THE BANK IN CONNECTION WITH THE ENFORCEMENT OF ITS RIGHTS AND REMEDIES UNDER THIS AGREEMENT AND THE OTHER BORROWER LOAN DOCUMENTS, AND (B) THE AVAILABILITY OF SUCH APPOINTMENT AS A REMEDY UNDER THE FOREGOING CIRCUMSTANCES WAS A MATERIAL FACTOR IN INDUCING THE BANK TO ENTER INTO THIS AGREEMENT; AND (III) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, AGREES TO ENTER INTO ANY AND ALL STIPULATIONS IN ANY LEGAL ACTIONS, OR AGREEMENTS OR OTHER INSTRUMENTS IN CONNECTION WITH THE FOREGOING AND TO COOPERATE FULLY WITH THE BANK IN CONNECTION WITH THE ASSUMPTION AND EXERCISE OF CONTROL BY THE RECEIVER OVER ALL OR ANY PORTION OF THE COLLATERAL.

         (d) ACKNOWLEDGMENTS. The Borrowers hereby (i) certify that no representative, agent or attorney of the Bank has represented, expressly or otherwise, that the Bank would not, in the event of litigation, seek to enforce the foregoing waivers (or any other waivers or other provisions contained in this Agreement or in any of the other Borrower Loan Documents) and (ii) acknowledge that the Bank has been induced to enter into this Agreement by, among other things, the confirmations, ratifications, waivers, agreements and certifications set forth herein.

         ss.16. FEES, ETC. The Borrowers agree to pay all reasonable expenses, fees and disbursements of counsel for the Bank and of consultants to the Bank which the Bank has incurred or may hereafter incur in connection with the Borrower Loan Documents, including the negotiation and preparation of this Agreement and all other documents related hereto and thereto (including any amendment, consent or waiver hereunder or thereunder) and the transactions contemplated hereby or thereby or the enforcement of the rights of the Bank hereunder or under the other Borrower Loan Documents in the event of a default hereunder or thereunder or any "workout" of their obligations to the Bank. All such expenses, fees and disbursements shall constitute "Borrower Obligations" and shall be secured by the Collateral. Concurrent with the execution of this Agreement, the Borrowers shall pay all of the expenses, fees and disbursements of the Bank's counsel and of such consultants accrued through the execution of this Agreement, and the Borrowers shall thereafter pay all of the expenses, fees and disbursements of the Bank's counsel and of such consultants on demand.

         ss.17. SETOFFS, ETC. If any Forbearance Event of Default occurs, any indebtedness or other obligations from the Bank to any Borrower may, without regard to the value or adequacy of the Collateral, be offset and applied toward the payment of any indebtedness or obligations from such Borrower to the Bank, whether or not such indebtedness or obligations, or any part thereof, shall then be due. Notwithstanding the foregoing, the Bank may at any time charge any of the Borrowers' accounts with the Bank for purposes of paying any amounts due in respect of expenses, fees and disbursements of counsel to the Bank or the Bank's consultants or to pay any fees due the Bank.

         ss.18. NOTICES. All notices, consents, requests, approvals, instructions and other communications provided for herein shall be in writing and validly given or made when delivered personally, or sent by overnight courier, or by facsimile transmission (when confirmation of receipt thereof is received) to the party entitled or required to receive the same at the addresses set forth in the Credit Agreement (provided that a copy of any notice to the Bank shall be delivered to Charles L. Glerum, Esq., Choate, Hall & Stewart, 53 State Street, Boston, Massachusetts, 02109), or at such other address as any party hereto may subsequently furnish in writing to the other parties.

         ss.19. NO WAIVERS, ETC. Except to the extent the Bank has agreed to forbear pursuant to this Agreement, the Bank may enforce its rights to the fullest extent permitted under this Agreement, the other Borrower Loan Documents and/or applicable law. Neither this Agreement nor the compliance by the Bank herewith shall be deemed or construed to be a waiver of any right or remedy to which the Bank may now or hereafter be entitled against any of the Borrowers, except to the extent herein otherwise explicitly provided. The parties agree that, except to the extent herein otherwise explicitly provided, the provisions of the Borrower Loan Documents and all related agreements shall be unaffected hereby and shall continue in full force and effect. The failure of the Bank to insist upon the strict performance of any term, condition or other provision hereof or of any other agreement, document or instrument or to exercise any right or remedy hereunder or thereunder shall not constitute a waiver by the Bank of any such term, condition or other provision or Event of Default or Forbearance Event of Default in connection therewith; and any waiver of any such term, condition or other provision or any such Event of Default or Forbearance Event of Default shall not affect or alter this Agreement or the other Borrower Loan Documents except as expressly provided by the Bank in writing, and each and every term, condition and other provision of this Agreement and the other Borrower Loan Documents shall, in such event, continue in full force and effect and shall be operative with respect to any other then existing or subsequent Event of Default or Forbearance Event of Default in connection therewith.

       ss.20.  MISCELLANEOUS.

         (a) Counterparts, Successors, Governing Law, Etc. This Agreement may be executed in multiple counterparts, each of which shall be considered an original but all of which shall constitute one and the same agreement. One or more counterparts may be delivered via telecopier; any such telecopied counterpart shall have the same force and effect as an original counterpart hereof. This Agreement and the other Borrower Loan Documents shall be binding and inure to the benefit of each of the parties hereto, and their respective successors, heirs, legal representatives and assigns provided, that no Borrower may assign its rights and obligations without the Bank's prior written consent. In the event of any assignment by the Bank of all of its rights and obligations under this Agreement and the other Borrower Loan Documents, the term "Bank" as used in this Agreement and the other Borrower Loan Documents shall be deemed to refer to such assignee. This Agreement is solely for the purpose, and shall have the sole effect, of defining the relative rights and obligations of the parties hereto and may not be relied upon or enforced by any person not a party hereto; no Person shall have third-party beneficiary rights hereunder.

         This Agreement shall be construed in accordance with and governed by the internal laws of the Commonwealth of Massachusetts (without giving effect to conflicts of laws principles) and is being executed as a sealed instrument under Massachusetts law. To the extent that it may lawfully do so, each Borrower each hereby consents to service of process, and to be sued, in the Commonwealth of Massachusetts and consents to the jurisdiction of the courts of the Commonwealth of Massachusetts and the U.S. District Court for the District of Massachusetts, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations hereunder or under the other Borrower Loan Documents with respect to the transactions contemplated hereby or thereby, and expressly waives any and all objections it may have as to venue in any such courts. Each of the Borrowers further agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address as provided herein or as otherwise provided under the laws of the Commonwealth of Massachusetts or the jurisdiction in which suit is brought.

         (b) Amendments and Waivers. Any term of this Agreement or of the other Borrower Loan Documents may be amended and the observance of any term of this Agreement may be waived only with the written consent of each party hereto.

         (c) Construction. The parties acknowledge and agree that this Agreement shall not be construed in favor of one party more than the other(s) based upon which party drafted (or caused to be drafted) the same. Headings contained herein are included for convenience of reference only and shall not constitute a part of or affect the meaning or interpretation of this Agreement. This Agreement together with the other Borrower Loan Documents sets forth the entire understanding of the parties with respect to its subject matter and supersedes all other negotiations, understandings and representations made by and among such parties. No course of dealing, course of performance, trade usage or parol evidence of any nature shall be used to supplement or modify any terms of this Agreement.

         (d) Survival of Representations. All representations and warranties made herein and/or in certificates delivered pursuant hereto by any Borrower shall survive the execution and delivery hereof, and shall continue in full force and effect with respect to the date as of which made so long as any obligation or indebtedness of any of the Borrowers to the Bank is outstanding.

         (e) Statute of Limitations; Time of Essence. Any statute of limitations applicable to any remedy of the Bank under the Borrower Loan Documents or any applicable law shall be suspended and tolled until such time as the Bank's forbearance obligation hereunder or under any extension or amendment hereto terminates. Time shall be of the essence with respect to each and every undertaking and obligation of the Borrowers set forth herein.

         (f) Specific Performance, Etc. The Borrowers stipulate that the Bank's remedies at law, in the event of any default or threatened default by any Borrower in the performance of or compliance with any of the terms and provisions of this Agreement on its part to be observed or performed, are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms or provisions hereof or otherwise.

         (g) Severability. The unenforceability of any provision of this Agreement shall not affect the validity, binding effect and enforceability of any other provision or provisions of this Agreement; provided, however, that if any provision of this Agreement is declared unenforceable against any Borrower for any reason by any court or governmental body having jurisdiction, all agreements, consents and waivers of the Bank set forth herein shall, at the option of the Bank, be deemed null and void ab initio, and the Bank shall, at its election, be restored to the position it would have occupied, with all rights available to it as though such agreements, consents and waivers had never been made. Without limiting the foregoing, the Bank shall have all rights and remedies under the Borrower Loan Documents and applicable law in respect of the Events of Default described in clauses B and D of the Preliminary Statements to this Agreement.

         (h) Indemnification. In addition to any indemnification obligations contained in any of the other Borrower Loan Documents, each Borrower agrees to indemnify the Bank and each of the other Released Parties and hold the Bank and each of the other Released Parties harmless from and against any and all claims, damages, losses, liabilities, judgments and expenses (including without limitation all reasonable counsel fees and expenses and litigation expenses) which the Bank or any other Released Party may incur or which may be asserted against it in connection with or arising out of any investigation, litigation or proceeding which arises out of the transactions contemplated hereby or by the other Borrower Loan Documents (or any action or inaction by the Bank hereunder or thereunder) or which otherwise involves any Borrower, whether or not the Bank is a party thereto, other than claims, damages, losses, liabilities or judgments with respect to any matter as to which the Bank or any other Released Party shall have been finally adjudicated to have acted with willful misconduct or gross negligence. The provisions of this paragraph shall survive payment of all obligations and indebtedness of the Borrowers to the Bank. Promptly upon receipt by any indemnified party hereunder of notice of the commencement against such party of any action, such indemnified party shall, if a claim in respect thereof is to be made against any Borrower hereunder, notify the Borrowers in writing of the commencement thereof, provided that the failure to provide such notice shall not limit any party's right to indemnification unless and to the extent such failure shall have materially adversely affected the Borrowers.

         (i) Arms-Length Transaction. The Borrowers recognize, stipulate and agree that the Bank's actions and relationships with the parties hereto, including but not limited to those relationships created or referenced by or in this Agreement, have been and continue to constitute arms-length commercial transactions, that such actions and relationships shall at all times in the future continue to constitute arms-length commercial transactions and that the Bank shall not at any time act, be obligated to act, or otherwise be construed or interpreted as acting as or being the agent, partner, joint venturer, employee or fiduciary of any of the Borrowers.

         (j) Negotiations/Counsel. The Borrowers stipulate and agree that this Agreement is the product of and results from lengthy arms-length negotiations among the parties and that neither the Bank nor any other party has exerted or attempted to exert improper or unlawful pressure or has in any way attempted to induce, through threats or otherwise, the execution or delivery of this Agreement. Without in any way limiting the foregoing, each of the parties hereto stipulates and agrees that at all times during the course of the negotiations surrounding the execution and delivery of this Agreement, they have, to the extent deemed necessary or advisable in their sole discretion, been advised and assisted by competent counsel of their own choosing, that such counsel has been present and participated in the negotiations surrounding this Agreement and that they have been fully advised by such counsel of the effect of each term, condition, provision and stipulation contained herein.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as a sealed instrument as of the date first above written.

                                      STARMET CORPORATION


                                      By:______________________
                                              Duly Authorized

                                      STARMET POWDERS, LLC


                                      By:______________________
                                              Duly Authorized

                                      STARMET AEROCAST, LLC


                                      By:______________________
                                              Duly Authorized

                                      STARMET COMMERCIAL CASTINGS, LLC


                                      By:______________________
                                              Duly Authorized

                                      STARMET NMI  CORPORATION


                                      By:______________________
                                              Duly Authorized

                                      STARMET CMI CORPORATION


                                      By:______________________
                                              Duly Authorized

                                      STARMET HOLDINGS CORPORATION


                                      By:______________________
                                              Duly Authorized

                                      NMI FOREIGN SALES CORPORATION


                                      By:______________________
                                              Duly Authorized

                                      CITIZENS BANK OF MASSACHUSETTS


                                      By:______________________
                                              Duly Authorized